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                PROVIDENT FINANCIAL GROUP, INC. AND SUBSIDIARIES

EXHIBIT 32.1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

                       Pursuant to 18 U.S.C. Section 1350

In connection with the filing with the Securities and Exchange Commission of the Annual Report of Provident Financial Group, Inc. (Provident) on Form 10-K for the period ending December 31, 2004 (the Report), I, Robert L. Hoverson, Chief Executive Officer (Principal Executive Officer) of Provident, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Provident.


/s/ Robert L. Hoverson
----------------------
Robert L. Hoverson
Chief Executive Officer
(Principal Executive Officer)


March 12, 2004


[A signed original of this written statement required by Section 906 has been provided to Provident Financial Group, Inc. and will be retained by Provident Financial Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.]